UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2013
________________________
EMC CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

176 South Street Hopkinton, Massachusetts (Address of principal executive offices)		01748 (Zip Code)
Registrant's telephone number, including area code: (508) 435-1000

N/A
(Former Name or Former Address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

EMC Corporation's Annual Meeting of Shareholders was held on May 1, 2013. There was no solicitation in opposition to management's nominees as listed in EMC's proxy statement, and all such nominees were elected directors for a one-year term. The shareholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2013, provided advisory approval of EMC's executive compensation, approved the EMC Corporation Amended and Restated 2003 Stock Plan, approved the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan, approved amendments to EMC's Articles of Organization and Bylaws to allow shareholders to act by written consent by less than unanimous approval and rejected a shareholder proposal relating to political contributions. The results of the votes for each of these proposals were as follows:

1.	Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Michael W. Brown	1,430,144,749	31,395,301	6,520,458	260,032,856
Randolph L. Cowen	1,432,788,039	28,757,024	6,515,445	260,032,856
Gail Deegan	1,446,609,333	14,979,978	6,471,197	260,032,856
James S. DiStasio	1,451,623,267	9,902,549	6,534,692	260,032,856
John R. Egan	1,406,536,313	55,021,298	6,502,897	260,032,856
Edmund F. Kelly	1,451,493,173	10,003,200	6,564,135	260,032,856
Jami Miscik	1,448,472,907	14,930,350	4,657,251	260,032,856
Windle B. Priem	1,417,423,235	44,106,448	6,530,825	260,032,856
Paul Sagan	1,445,179,036	16,304,799	6,576,673	260,032,856
David N. Strohm	1,421,316,622	40,212,626	6,531,260	260,032,856
Joseph M. Tucci	1,397,966,990	59,734,757	10,358,761	260,032,856

2.	Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2013:

For:	1,697,657,429
Against:	25,458,259
Abstain:	4,977,676
Broker Non-Votes:	—

3.	Advisory approval of EMC's executive compensation:

For:	1,162,573,254
Against:	288,906,403
Abstain:	16,580,851
Broker Non-Votes:	260,032,856

4.	Approval of the EMC Corporation Amended and Restated 2003 Stock Plan:

For:	1,285,548,213
Against:	176,241,228
Abstain:	6,271,067
Broker Non-Votes:	260,032,856

5.	Approval of the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan:

For:	1,413,242,053
Against:	49,134,314
Abstain:	5,684,141
Broker Non-Votes:	260,032,856

6.	Approval of amendments to EMC's Articles of Organization and Bylaws to allow shareholders to act by written consent by less than unanimous approval:

For:	1,436,345,311
Against:	21,142,098
Abstain:	10,573,099
Broker Non-Votes:	260,032,856

7.	Approval of a shareholder proposal relating to political contributions:

For:	69,735,618
Against:	1,318,347,110
Abstain:	79,977,780
Broker Non-Votes:	260,032,856

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and General Counsel

Date:    May 3, 2013